MUFG Americas Holdings Corporation Investor Presentation for the Quarter Ended June 30, 2018 MUFG Americas Holdings Corporation

Forward-Looking Statements and Non-GAAP Financial Measures This presentation describes activities of MUFG Americas Holdings Corporation and its consolidated subsidiaries (the Company) unless otherwise specified. This presentation should be read in conjunction with the financial statements, notes and other information contained in the Company’s most recent annual report on Form 10-K and Quarterly Reports on Forms 10-Q and in any subsequent filings with the Securities and Exchange Commission (SEC). The following appears in accordance with the Private Securities Litigation Reform Act. This presentation includes forward-looking statements that involve risks and uncertainties. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Often, they include the words “believe,” “continue,” “expect,” “target,” “anticipate,” “intend,” “plan,” “estimate,” “potential,” “ project,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” They may also consist of annualized amounts based on historical interim period results. There are numerous risks and uncertainties that could and will cause actual results to differ materially from those discussed in the Company’s forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict and could have a material adverse effect on the Company’s financial condition, and results of operations or prospects. For more information about factors that could cause actual results to differ materially from our expectations, refer to our reports filed with the SEC, including the discussions under “Management’s Discussion & Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Forms 10-Q and in any subsequent filings with the SEC and available on the SEC’s website at www.sec.gov. Any factor described above or in our SEC reports could, by itself or together with one or more other factors, adversely affect our financial results and condition. All forward-looking statements contained herein are based on information available at the time of this presentation, and the Company assumes no obligation to update any forward-looking statements. This investor presentation includes additional capital ratios (tangible common equity and Common Equity Tier 1 capital (calculated under the Basel III standardized approach on a fully phased-in basis) to facilitate the understanding of the Company’s capital structure and for use in assessing and comparing the quality and composition of the Company's capital structure to other financial institutions. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies. Please refer to our separate reconciliation of non-GAAP financial measures in our 10-Q for the quarter ended June 30, 2018. MUFG Americas Holdings Corporation Investor Presentation, 2Q18 2

Core Strategic Subsidiary of Mitsubishi UFJ Financial Group (MUFG)

MUFG Americas Holdings Corporation (**MUAH**) and its principal subsidiaries MUFG Union Bank, N.A. (**MUB**) and MUFG Securities Americas (**MUSA**) are owned by MUFG Bank, Ltd. (formerly The Bank of Tokyo-Mitsubishi UFJ, Ltd.) and Mitsubishi UFJ Financial Group, Inc. (**MUFG**). MUFG Bank, Ltd. is a wholly-owned subsidiary of MUFG.

- One of the largest regional bank holding companies in the United States
- Solid balance sheet with high-quality capital base and strong liquidity
- Conservative risk culture resulting in a high quality loan portfolio with strong credit performance
- Network of 346 U.S. retail branches
- Prominent market share in demographically attractive West Coast markets
- Both MUB and MUAH have outstanding, publicly issued debt securities

MUFG Branch / Financial Center Network



MUFG Retail Branches
MUFG Commercial Branches
PurePoint Financial Centers

Reference Banks' Period-End Assets ($bn) [1,2]



$461
$381
$364
$223
$208
$160
$155
$141
$138
$125
$118
$105
$72
$66
USB
PNC
COF
BBT
STI
MUAH
CFG
FITB
KEY
RF
MTB
HBAN
CMA
ZION

1. Source: SNL Financial as of August 3, 2018
2. 'Reference Banks', referred to throughout this presentation unless otherwise noted, consist of these 13 CCAR-filing public regional banks, plus the four largest U.S. money center banks (BAC, C, JPM and WFC) not shown here

Company Profile as of June 30, 2018

	MUAH	MUFG[3]
Headquarters	New York	Tokyo
Main Banking Office	San Francisco	Tokyo
U.S. Branches[4]	346	N/A
Employees[5]	Approx. 13,300	Approx. 150,000
Total Assets	$160.4 billion	$2,790 billion[6]
Total Loans Held for Investment	$82.2 billion	$983 billion[6]
Total Deposits	$85.5 billion	$1,612 billion[6]
Common Equity Tier 1 risk-based capital ratio (fully-phased in)	16.24%[7]	12.50%[8]

3. As of March 31, 2018
4. In addition, MUB had 5 commercial branches and 22 PurePoint Financial Centers
5. Full-time equivalent staff as of 3/31/18
6. JPY denominated amounts converted to USD based on an exchange rate of 113.00 JPY/USD; refer to MUFG's Investor Relations website (http://www.mufg.jp/english/ir/) for additional information
7. Non-GAAP financial measure. Refer to our separate reconciliation of non-GAAP financial measures in our 10-Q for the quarter ended June 30, 2018
8. Calculated in accordance with Japanese banking regulations based on information derived from MUFG's consolidated financial statements prepared in accordance with Japanese GAAP, as required by the Japanese Financial Services Agency

MUFG Americas Holdings Corporation Investor Presentation, 2Q18 3

MUAH is MUFG's Intermediate Holding Company 6/30/18 assets: $123.8bn 6/30/18 assets: $32.9bn 6/30/18 assets: $3.7bn1 The enhanced prudential standards require that all foreign banking organizations with at least $50bn in assets hold ownership of controlled U.S. subsidiaries through an Intermediate Holding Company (IHC). 1. Net of intercompany eliminations MUFG Americas Holdings Corporation Investor Presentation, 2Q18 4

Business Model for Four Key Segments

	Regional Bank	U.S. Wholesale & Investment Banking
Branding	Union Bank	MUFG

Coverage	Five main divisions: Consumer Banking, Wealth Markets, Commercial Banking, Real Estate Industries and PurePoint Financial
	
	Two customer segments:
	Consumer: West Coast individuals, including high net worth
	• Products and services include checking and deposit accounts, mortgages, home equity loans, consumer loans, credit cards, bill and loan payment services, merchant services, wealth planning, trust & estate services, investment management, brokerage and private wealth management
	• PurePoint serves consumers by offering savings accounts and CD products online with services provided through a call center and a network of financial centers in New York, Florida, Illinois, and Texas
	
	Commercial: Institutional clients and businesses with annual revenues up to $1 billion
	• Commercial credit products and services include commercial and asset-based loans, accounts receivable, inventory, and trade financing primarily to West Coast corporate customers, and construction loans, commercial mortgages, bridge financing and unsecured funding to professional real estate investors and developers nationwide
	• Non-credit products and services include global treasury management, capital market solutions, foreign exchange, interest rate risk and commodity risk management products and services
		• Delivers the full suite of MUAH products and services to large and mid-corporate customers
		
		• Employs an industry-focused strategy including dedicated coverage teams in:
		  • General Industries
		  • Power and Utilities
		  • Oil and Gas
		  • Telecom and Media
		  • Technology
		  • Healthcare and Nonprofit
		  • Public Finance
		  • Financial Institutions (predominantly Insurance and Asset Managers)
		
		• Provides customers general corporate credit and structured credit services including project finance, leasing and equipment finance, commercial finance, funds finance, and securitizations
		
		• Non-credit products and services include global treasury management, capital market solutions, and various foreign exchange, interest rate risk and commodity risk management products

Products

Transaction Banking

- Automated Clearing House
- Cash Management
- Commercial Card
- Demand Deposit Account
- Institutional Trust and Global Custody
- Money Market Demand Account
- Payables / Receivables
- Treasury Management
- Trade Finance

MUFG Securities Americas (MUSA)

- Capital Markets
- Collateralized Financings
- Domestic and Foreign Debt and Equity Securities Transactions
- Private Placements
- Sales & Trading
- Securities Borrowed and Loaned
- Securitization

MUFG Americas Holdings Corporation Investor Presentation, 2Q18

5

2018 Second Quarter MUAH Results For the Three Months Ended June 30, March 31, June 30, (Dollars in millions) 2018 2018 2017 Results of operations: Net interest income $ 825 $ 825 $ 794 Noninterest income 596 382 489 Total revenue 1,421 1,207 1,283 Noninterest expense 1,083 1,084 957 Pre-tax, pre-provision income 1 338 123 326 (Reversal of) provision for credit losses (19) (2) (22) Income before income taxes and including noncontrolling interests 357 125 348 Income tax expense (benefit) 28 (42) 63 Net income including noncontrolling interests 329 167 285 Deduct: Net (income) loss from noncontrolling interests 15 (1) 10 Net income attributable to MUAH $ 344 $ 166 $ 295 Compared with the second quarter of 2017, Net Income increased by $49 million • Total revenue was $1.4 billion, up $138 million from the second quarter of 2017 due to a $107 million increase in noninterest income as a result of higher fees from affiliates and fund administration fees from entities transferred to MUAH on July 1, 2017 and due to a $31 million increase in net interest income from an increase in earning assets. • Increase in noninterest expense for the second quarter of 2018 compared with the second quarter of 2017 was driven largely by the change in presentation of certain expenses and an increase in salaries and employee benefits expense. • The effective tax rates are lower in 2018 than the comparative prior year periods primarily as a result of the Tax Cuts and Jobs Act. The income tax benefit in the first quarter of 2018 is largely due to an adjustment to certain prior period state income taxes. 1. Pre-tax, pre-provision income is total revenue less noninterest expense. Management believes that this is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover credit losses through a credit cycle. MUFG Americas Holdings Corporation Investor Presentation, 2Q18 6

MUAH Balance Sheet and Profitability Highlights as of Period End

	As of Period End		
(Dollars in millions)	June 30, 2018	March 31, 2018	June 30, 2017
Balance sheet (end of period)			
Total assets	$ 160,373	$ 157,310	$ 150,556
Total loans held for investment	82,236	81,400	78,388
Total securities	27,014	27,301	26,542
Securities borrowed or purchased under repo	20,048	19,902	19,820
Trading account assets	12,320	12,565	10,013
Total deposits	85,516	83,532	84,957
Securities loaned or sold under repo	25,579	26,391	24,797
Long-term debt	14,192	14,085	10,556
Trading account liabilities	4,991	3,874	3,563
MUAH stockholders' equity	18,462	18,193	17,808
Performance ratios			
Net interest margin [1,2]	2.30%	2.32%	2.36%
Return on average assets [1]	0.64	0.42	0.70
Return on MUAH stockholders' equity [1]	5.60	3.66	6.00
Return on tangible common equity [1,4]	7.09	4.69	7.55
Efficiency ratio [3]	82.45	89.84	76.50

Compared to the previous quarter:

- Total assets increased $3.1 billion driven by increased loans held for investment of $836 million and, partially offset by a decrease in securities loaned or sold under repo, trading account assets and total securities.
- Loans held for investment increased largely due to growth in the residential mortgage portfolio and in the home equity and other consumer loans.
- Total deposits increased $2 billion largely due to interest bearing savings and time deposits related to PurePoint, partially offset by lower interest checking and money market account.

1. Annualized based on six months ending June 30.
2. Net interest margin is presented on a taxable-equivalent basis using the federal statutory tax rates of 21% and 35% for 2018 and 2017, respectively
3. The efficiency ratio is total noninterest expense as a percentage of total revenue (net interest income and noninterest income)
4. Non-GAAP financial measure. Refer to our separate reconciliation of non-GAAP financial measures in our 10-Q for the quarter ended June 30, 2018

MUFG Americas Holdings Corporation Investor Presentation, 2Q18 7

Strong and High Quality Capital Base MUAH's capital ratios exceed the average of the Reference Banks1 Reference Banks' MUAH Capital Ratios Average1 Capital ratios: June 30, 2018 June 30, 2018 March 31, 2018 Regulatory: Common Equity Tier 1 risk-based capital ratio 10.91% 16.24% 16.30% Tier 1 risk-based capital ratio 12.03% 16.24 16.30 Total risk-based capital ratio 14.11 17.15 17.75 Tier 1 leverage ratio 9.71% 10.28 10.20 Other: Tangible common equity ratio2 8.46 9.51 9.52 Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully N/A 16.24 16.30 phased-in)2 MUAH reports its regulatory capital ratios under the standardized approach of the U.S. Basel III rules, with certain provisions subject to phase-in periods. 1. Reference Banks consist of 13 CCAR-filing public regional banks depicted on slide 3 plus the four largest U.S. money center banks. Reference Banks’ average based on reporting through August 3, 2018 (Source: SNL Financial) 2. Non-GAAP financial measures. Refer to our separate reconciliation of non-GAAP financial measures in our 10-Q for the quarter ended June 30, 2018 MUFG Americas Holdings Corporation Investor Presentation, 2Q18 8

Robust Liquidity Profile MUB MUAH Deposit franchise reduces reliance on wholesale funding Holding company maintains liquidity to meet expected Substantial available liquidity includes: obligations for at least 20 months without access to funding • Excess Reserves1: $4.8 billion MUAH consolidated is compliant with modified LCR • Unpledged securities: $23.1 billion Double leverage ratio is 103%2 • Unused FHLB and Fed capacity: $23.7 billion MUB's Investment Portfolio, Carrying Value3 ($ billions) MUAH Consolidated Funding Sources ($ billions) Medium- and Long-term Debt: U.S. $14.2 Treasury Commercial Paper and Other Short-term Borrowings: $9.8 Agency $1.5 RMBS $0.9 Agency $1.0 CMBS $17.0 Securities loaned or $1.5 sold under repo: $25.6 RMBS $1.6 Deposits: $85.5 CMBS CLO $4.1 Other 1. Interest bearing deposits in banks 2. Source: MUAH FR Y-9LP as of March 31, 2018; defined as the Total Equity Investment in Subsidiaries divided by Total Equity. Management believes that this is a useful measure because it enables investors and others to assess the extent to which the Company is using debt to fund its equity investment in its subsidiaries 3. Amortized Cost / Carrying Amount reflects amortized cost except for balances transferred from AFS to HTM. Those balances reflect amortized cost plus any unrealized gains or losses at the date of transfer MUFG Americas Holdings Corporation Investor Presentation, 2Q18 9

Securities Financing Portfolio Securities Financing Maturity Profile Securities financing activity largely conducted through MUSA 30,000 Securities financing portfolio is primarily 25,000 $22,952 collateralized by high quality, liquid assets 20,000 ) s n • Approximately 88% is collateralized by o i l l $13,822 i 15,000 M ( $11,021 U.S. Treasuries and Agency MBS and $ $9,450 10,000 12% is backed by equities, credit and $4,737 $5,002 other 5,000 $2,878 $1,115 0 Robust risk management framework 1 O/N and Continuous 2-30 days 31-90 days > 90 days governs secured financing profile including Assets Liabilities guidelines and limits for tenor gaps, Assets Liabilities counterparty concentration and stressed 3.4% 4.0% liquidity outflows 1.7% 1.7% 6.5% 6.1% 36.6% 50.7% 37.1% 52.2% 1. Includes continuous maturities which include open trades and term evergreen transactions that are primarily used to fund inventory MUFG Americas Holdings Corporation Investor Presentation, 2Q18 10

Internal TLAC1 Requirement to be Effective January 1, 2019 MUAH has sufficient aggregate capital and debt to achieve quantitative TLAC requirements; some modifications are required TLAC-related implications to MUAH due to MUFG's status as a single point of entry G-SIB are: • 18.5% of RWA overall Internal TLAC requirement; minimum 6% must be issued as eligible long-term debt • Internal TLAC must be issued by MUAH to a foreign affiliate (MUFG Bank); internal TLAC instruments may not be issued to third party investors • TLAC-eligible long-term debt will contain a contractual conversion ("bail-in") trigger while remaining external debt will not • Clean Holding Company requirements limit MUAH's external liabilities including debt, derivatives and guarantees • Compliance mandatory by January 1, 2019 MUFG is expected to be the external TLAC issuing entity for the global organization Note: MUAH is currently evaluating the impact of the NPR issued in April 2018 by the Federal Reserve and OCC which is intended to recalibrate the enhanced supplementary leverage ratio 1. "Total Loss-Absorbing Capacity, Long-Term Debt, and Clean Holding Company Requirements for Systemically Important U.S. Bank Holding Companies and Intermediate Holding Companies of Systemically Important Foreign Banking Organizations," Federal Register Vol. 82, No. 14, January 24, 2017; does not include FHLB balances MUFG Americas Holdings Corporation Investor Presentation, 2Q18 11

MUAH Long-Term Debt Outstanding and Maturity Schedule1 As of June 30, 2018 Long-Term Debt Redemption Schedule - Next 10 Years 1. Excludes nonrecourse debt, junior subordinated debt, FHLB Loans and capital leases MUFG Americas Holdings Corporation Investor Presentation, 2Q18 12

Deposit Trends

Average deposit balances have been steady over the last year

Average Quarterly Deposit Breakdown ($ billions)[3]


86
85
85
34
6
8
38
33
5
9
37
33
6
9
36
2Q17
1Q18
2Q18
Transaction & Money Market
Savings
Time
Noninterest Bearing

Major Deposit Share in Key California Locations[1,2]

Metropolitan Statistical Area (MSA) /	Rank	Share (%)
Santa Maria-Santa Barbara, CA	2	17.9
San Diego-Carlsbad, CA	4	14.1
Los Angeles-Long Beach-Anaheim, CA	4	8.6
Fresno, CA	4	7.9
Oxnard-Thousand Oaks-Ventura, CA	5	6.0
Salinas, CA	5	9.1
Riverside-San Bernardino-Ontario, CA	5	4.2
Sacramento--Roseville--Arden-Arcade, CA	5	4.3
San Francisco-Oakland-Hayward, CA	7	2.8
Seattle-Tacoma-Bellevue, WA	9	2.4
San Jose-Sunnyvale-Santa Clara, CA	9	2.4
Overall California	**4**	**6.1**
Overall Washington	**13**	**1.7**

1. Source: SNL Financial as of September 30, 2017; updated annually
2. The above balances do not include PurePoint deposits which are primarily placed with customers outside MUB's West Coast markets
3. Average quarterly balances may not total due to rounding

PUREPOINT.™ FINANCIAL

- PurePoint Financial, a division of MUFG Union Bank, N.A., is a hybrid digital bank aimed at committed savers
- PurePoint offers savings accounts and certificates of deposit (CDs), combining the convenience of online banking with in-person client service at PurePoint Financial Centers
- This model enables PurePoint to deliver competitive rates and an exceptional client experience the way clients want to bank - online, over the phone or in person
- As of June 30, 2018 PurePoint deposit balances were $4.5 billion
- There are currently 22 PurePoint Financial centers

MUFG Americas Holdings Corporation Investor Presentation, 2Q18 13

Earning Asset Mix MUB's loan portfolio is primarily residential mortgage and commercial; MUSA contributes trading and securities financing assets. 2 Earning Asset Mix 1 Loan Portfolio Composition Trading Assets & Home Equity & Other Other: 8.7% Consumer 4.7% Securities Purchased under Repo and Securities Borrowed: 13.9% Commercial & Industrial 28.0% Cash and equivalents: Residential Mortgage 2.7% 45.7% Loans: 56.1% Securities: 18.6% Commercial Mortgage 18.0% Lease Financing 1.8% Construction 1.9% 1. Average balance for the quarter ended June 30, 2018. May not total 100% due to rounding. 2. Period-end total loans held for investment, including all nonperforming loans and purchased credit-impaired loans. May not total 100% due to rounding. MUFG Americas Holdings Corporation Investor Presentation, 2Q18 14

Commercial Loan Portfolio Commercial loan balance remains stable in 2Q2018 after recent declines in loan balances. Net charge-offs declined by $13 million quarter-over-quarter. Commercial and Corporate Loan Portfolio Period-end Loan Balances and Net Charge-offs ($mm) MUFG Americas Holdings Corporation Investor Presentation, 2Q18 15

Consumer Loan Portfolio Consumer portfolio continues to exhibit strong credit quality. Residential Mortgage Loan Portfolio Home Equity & Other Consumer Portfolio Period-end Loan Balances and Net Charge-offs ($mm) Period-end Loan Balances and Net Charge-offs ($mm) $37,552 $36,660 $35,643 $34,205 $32,523 $2 $1 $1 $— $— 2Q17 3Q17 4Q17 1Q18 2Q18 Net Charge-offs Residential Mortgage MUFG Americas Holdings Corporation Investor Presentation, 2Q18 16

Net Interest Margin Impacted by Low Rate Environment Net interest margin decreased 7 basis points during the second quarter of 2018, compared with the same period in 2017, due primarily to an increase in funding costs resulting from an increase in borrowed funds. Net Interest Income & Margin ($mm) Earning Assets ($bn) $816 $825 $825 $794 $799 $145 $144 $146 $137 $139 $4 $3 $4 2.35% 2.37% $2 2.33% 2.32% 2.28% $2 11 12 13 10 10 22 21 20 21 21 27 25 27 28 27 79 79 80 81 82 1 2Q17 3Q17 4Q17 1Q18 2Q18 2Q17 3Q17 4Q17 1Q18 2Q18 1 2 Net Interest Margin Net Interest Income Loans Securities Securities Purchased under Repo and Borrowed Trading Assets & Other Cash and Equivalents 1. Net interest margin is presented on a taxable-equivalent basis using the federal statutory tax rates of 21% and 35% for 2018 and 2017, respectively 2. Total loans held for investment MUFG Americas Holdings Corporation Investor Presentation, 2Q18 17

Interest Rate Risk Management of Exposures Other Than Trading Net Interest Income (NII) Sensitivity ($mm) +200 bps 12-month horizon Gradual parallel yield curve shift over -100 bps MUFG Americas Holdings Corporation Investor Presentation, 2Q18 18

Asset Quality Trends

Nonperforming Assets / Total Loans[1]



2.0%
1.0%
0.0%
1.51%
1.29%
1.47%
1.15%
1.07%
0.63%
0.59%
0.58%
0.43%
0.49%
2Q2017
3Q2017
4Q17
1Q18
2Q18
MUAH
Reference Banks' Average 2

Net Charge-offs (Recoveries) / Average Loans[1,3]



1.0%
0.5%
0.0%
-0.5%
0.47%
0.42%
0.48%
0.44%
0.39%
0.18%
0.03%
0.01%
0.05%
0.04%
2Q17
3Q17
4Q17
1Q18
2Q18
MUAH
Reference Banks' Average 2

Criticized[4] & Nonaccrual Loans / Total Loans



5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2.38%
2.35%
1.95%
1.94%
1.82%
0.63%
0.59%
0.58%
0.43%
0.49%
2Q17
3Q17
4Q17
1Q18
2Q18
Criticized Percent of Total Loans Held For Investment
Nonaccrual Loans % Of Total Loans Held For Investment

Nonperforming Assets by Loan Type ($mm)



$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
25
128
24
0.30%
321
23
112
22
0.30%
308
22
104
20
0.30%
319
22
102
15
0.22%
211
23
100
11
0.25%
270
2Q17
3Q17
4Q17
1Q18
2Q18
Commercial & Industrial
Commercial Mortgage
Residential Mortgage
Home Equity and Other Consumer
Other (OREO)
NPA / Total Assets

1. Source: SNL Financial and company reports
2. Reference Banks consist of 13 CCAR-filing public regional banks depicted on slide 3 plus the four largest U.S. money center banks. Reference Banks' average based on reporting through August 3, 2018 (Source: SNL Financial)
3. Annualized ratio
4. Criticized loans held for investment reflect loans in the commercial portfolio segment that are monitored for credit quality based on regulatory ratings. Amounts exclude small business loans, which are monitored by business credit score and delinquency status

MUFG Americas Holdings Corporation Investor Presentation, 2Q18

19

Commercial Real Estate Overview

Largely secured, California-focused commercial real estate-purposed loans[1] with strong credit performance

Q2 2018 Property Type Breakdown



Unsecured: 8%
Other: 13%
Multi-Family: 36%
Industrial: 12%
Secured 92%
Retail: 15%
Office: 16%

Q2 2018 Geographic Distribution[2]



Other: 13%
Los Angeles: 21%
New Jersey: 2%
Ilinois: 3%
Washington: 7%
California 66%
Orange: 9%
New York: 7%
San Diego: 10%
Other: 16%
Santa Clara: 5%
Alameda: 3%
San Francisco: 2%

Commercial Real Estate Statistics

($ MM)	June 30, 2017	December 31, 2017	June 30, 2018
Commitments	**$ 21,522**	**$ 21,141**	**$ 21,550**
Commercial and Industrial	3,829	3,540	3,770
Commercial Mortgage	14,436	14,529	14,999
Construction	3,256	3,071	2,780
Outstandings	**17,957**	**17,714**	**17,927**
Commercial and Industrial	1,775	1,645	1,598
Commercial Mortgage	14,262	14,294	14,767
Construction	1,921	1,775	1,562
Nonperforming Loans	**24**	**21**	**12**

1. Commercial real estate-purposed loans are comprised of commercial mortgage loans, construction loans and C&I loans to borrowers with real estate-exposed businesses. Does not include CMBS in the investment or trading portfolios
2. Excludes loans not secured by real estate; subsets of California reported by Metropolitan Statistical Area (MSA); may not add to 100% due to rounding.

MUFG Americas Holdings Corporation Investor Presentation, 2Q18

20

Consumer Loans Performed Well Through the Crisis

Residential Mortgage Performance Trends
(30 days Past Due + in Foreclosure)[3]


40.0%
30.0%
20.0%
10.0%
0.0%
2Q09
2Q10
2Q11
2Q12
2Q13
2Q14
2Q15
2Q16
2Q17
2Q18
MUAH
MBA-CA Conventional
National Conventional
MBA-CA Conventional ARM

Home Equity and Other Consumer Total Delinquency (30 Days + Past Due)[3,4]


5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2Q09
2Q10
2Q11
2Q12
2Q13
2Q14
2Q15
2Q16
2Q17
2Q18
MUAH
National (SA)
CA HE 30+ (NSA)

Residential Mortgage Portfolio as of June 30, 2018:

- 35% interest-only (non-amortizing)
  - 65% weighted average LTV[1] for the I/O portfolio
- No subprime programs or option ARM loans
- Low delinquency rate due to focus on prime loans, high FICO scores, and low LTVs
- 82% of the consumer portfolio has a refreshed FICO score of 720 and above[2]
- 98% has an LTV less than or equal to 80%

1. At origination
2. Excluding loans serviced by third-party service providers and loans covered by FDIC loss share agreements, includes PCI loans
3. Data Source: Consumer Lending Monthly Summary and Key Statistics; Source: Residential – Mortgage Bankers Association, Home Equity-American Bankers Association
4. National (SA) is seasonally adjusted American Bankers Association data; Benchmark metrics are reported on a one quarter lag

MUFG Americas Holdings Corporation Investor Presentation, 2Q18
21

MUAH's Capital, Asset Quality and Ratings Compare Favorably

Nonperforming Assets / Total Loans[1]


1.8%
1.5%
1.2%
0.9%
0.6%
0.3%
0.0%
0.49%
1.07%
2Q18
MUAH
Reference Banks' Average

Net Charge-offs / Average Loans[1,2]


0.6%
0.4%
0.2%
0.0%
0.04%
0.39%
2Q18
MUAH
Reference Banks' Average

Common Equity Tier 1 (Basel 3) Ratio[1]


20%
18%
16%
14%
12%
10%
8%
6%
16.24%
10.91%
2Q18
MUAH
Reference Banks' Average

Reference Banks' Credit Ratings[1,3]

	Holding Company Ratings			Bank Ratings		
Long-term ratings	**S&P**	**Moody's**	**Fitch**	**S&P**	**Moody's**	**Fitch**
U.S. Bancorp	A+	A1	AA-	AA-	A1	AA-
Wells Fargo & Company	A-	A2	A+	A+	Aa2	AA-
MUAH	A-	A2	A	A	A2	A
BB&T Corporation	A-	A2	A+	A	A1	A+
JPMorgan Chase & Co.	A-	A3	AA-	A+	Aa3	AA
PNC Financial Services	A-	A3	A+	A	A2	A+
M&T Bank	A-	A3	A	A	A3	A
Comerica	BBB+	A3	A	A-	A3	A
Fifth Third Bancorp	BBB+	Baa1	A-	A-	A3	A-
Bank of America Corp.	A-	A3	A+	A+	Aa3	AA-
Citigroup Inc.	BBB+	Baa1	A	A+	A1	A+
KeyCorp	BBB+	Baa1	A-	A-	A3	A-
SunTrust Banks	BBB+	Baa1	A-	A-	Baa1	A-
Citizens Financial Group	BBB+	NR	BBB+	A-	Baa1	BBB+
Huntington	BBB+	Baa1	A-	A-	A3	A-
Capital One Financial Corp.	BBB	Baa1	A-	BBB+	Baa1	A-
Regions Financial Corp.	BBB+	Baa2	BBB+	A-	Baa2	BBB+
Zions Bancorporation	BBB	(P)Baa3	BBB	BBB+	Baa3	NR

1. Reference Banks consist of the 13 CCAR-filing public regional banks depicted on slide 3 plus the four largest U.S. money center banks. Reference Banks' average based on reporting through August 3, 2018 (Source: SNL Financial)
2. Annualized ratio
3. Ratings as of July 25, 2018

MUFG Americas Holdings Corporation Investor Presentation, 2Q18
22

Key MUFG Group Credit Ratings

		MUFG Union Bank, N.A.		MUFG Securities Americas Inc.	MUFG Americas Holdings Corporation	MUFG Bank, Ltd.	Mitsubishi UFJ Financial Group, Inc.
		Deposits	Senior Debt	Senior Debt	Senior Debt	Senior Debt	Senior Debt
Moody's	Long-Term	Aa2	A2	—	A2	A1	A1
	Short-Term	P-1	P-1	—	—	P-1	P-1
Standard & Poor's	Long-Term	—	A*	A*	A-*	A*	A-*
	Short-Term	—	A-1	A-1	A-2	A-1	—
Fitch	Long-Term	A+	A	A	A	A	A
	Short-Term	F1	F1	F1	F1	F1	F1

- means not rated
* outlook is positive

On April 16, 2018, S&P revised MUAH and MUB's outlook to positive from stable.

- The change in outlook followed S&P's revision to MUFG Group's outlook to positive from stable
- S&P views MUAH as a core banking subsidiary of MUFG Group therefore MUAH's and MUB's ratings are tied to the rating of the group
- The change in MUFG's outlook is a result of S&P revising the long-term sovereign rating of Japan's outlook to positive from stable as a result of healthier economic prospects

MUFG Americas Holdings Corporation Investor Presentation, 2Q18

23

2018 DFAST Results

The Federal Reserve did not object to MUAH's 2018 Annual Capital Plan and proposed capital actions

MUAH's DFAST stress test results demonstrate MUAH's capital cushion in excess of regulatory minimums

The 2018 Severely Adverse scenario is characterized by a severe global recession that is accompanied by a global aversion to long-term fixed income assets. As a result, long-term rates do not fall and yield curves steepen. This leads to a broad-based and deep correction in asset prices, including the corporate bond and real estate markets. The unemployment rate also rises significantly.

MUAH Actual and Projected Capital Ratios Using Dodd-Frank Capital Actions

	Actual December 31, 2017	Stressed Capital Ratios		Regulatory Post-Stress Minimums[2]
		March 31, 2020	Minimum[1]	
Common Equity Tier 1 Capital Ratio	16.3%	15.0%	14.2%	4.5%
Tier 1 Risk-based Capital Ratio	16.3%	15.0%	14.2%	6.0%
Total Risk-based Capital Ratio	17.8%	16.8%	16.2%	8.0%
Tier 1 Leverage Ratio	10.1%	8.8%	8.7%	4.0%

MUAH Actual and Projected Risk-Weighted Assets (RWA)

($ in billions)	Actual – December 31, 2017	Projected – March 31, 2020
Risk-Weighted Assets (Standardized)	$96.3	$89.0

[1] Represents minimum projected capital ratio from 1Q18 through 1Q20

[2] Minimum post-stress regulatory ratios as defined in the Comprehensive Capital Analysis and Review 2018 Summary Instructions for LISCC and Large and Complex Firms, February 1, 2018

MUFG Americas Holdings Corporation Investor Presentation, 2Q18 24

Conclusion MUAH, MUB and MUSA carry solid credit ratings and benefit from ownership by MUFG, one of the world’s largest financial organizations Strong local management team with a majority of independent board members Solid balance sheet with high-quality capital base and strong liquidity Conservative risk culture resulting in a high quality loan portfolio with historically strong credit performance There are many risks facing the banking industry and MUAH; please refer to Item 1A., Risk Factors, in our 2017 Form 10-K and our June 30, 2018 10-Q Contacts Alan Gulick Marcy Morita Managing Director Director 425-423-7317 415-273-2452 alan.gulick@unionbank.com marcy.morita@unionbank.com MUFG Americas Holdings Corporation Investor Presentation, 2Q18 25